As filed with the U.S. Securities and Exchange Commission on March 4, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1)

AEGIS Value Fund

Class I (AVALX)

ANNUAL REPORT

December 31, 2020

Shareholders’ Letter
Year Ended December 31, 2020
(Unaudited)

January 19, 2021

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Annual Report for the year ended December 31, 2020.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

	Annualized
Performance As of 12/31/20	One Year	Three Year	Five Year	Ten Year	Since Inception*
Aegis Value Fund (AVALX)	18.72%	7.39%	19.93%	8.63%	9.94%
S&P SmallCap 600 Pure Value Index (Launched 12/16/05)**	-4.20%	-1.63%	5.28%	6.72%	N/A
S&P 500 Index	18.40%	14.18%	15.22%	13.88%	7.56%

*	May 15, 1998
**

The S&P SmallCap 600 Pure Value Index performance prior to December 16, 2005 cannot be shown since it relies on back-tested data. Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I has an annualized gross expense ratio of 1.63% and net annualized expense ratio, after fee waivers, of 1.50%. Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2021.

The table does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

Aegis Value Fund	Class I
Net Assets.	$123.5 Million
NAV / Share	$21.05
Net Expense Ratio*	1.50%
Management Fee	1.20%
Distribution Fee (12b-1)	None
Redemption Fee	None
Income & capital gain distributions per share	$1.394

*	As reported in the Fund’s Prospectus dated April 30, 2020.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2020, the Fund Class I shares have posted a cumulative gain of 753.17%. During the same period, the S&P 500 Index of large cap stocks posted a cumulative gain of 419.89%. For the twelve-month period ending December 31, 2020, the Fund Class I shares gained 18.72%, outperforming the S&P SmallCap 600 Pure Value Index, which decreased 4.20%, while the S&P 500 Index increased 18.40% over the same period.

Fund performance was most positively impacted by Minera Alamos Inc. (MAI.TO), Equinox Gold (EQX.TO), and Alaska Communications Systems Group Inc. (ALSK), which contributed an estimated 8.8%, 7.3%, and 6.6% to Fund returns for the full year 2020. HighPoint Resources Corporation (HPR), Fly Leasing Ltd. (FLY), and Sundance Energy Inc. (SNDE) most negatively impacted 2020 performance, costing the Fund an estimated 6.1%, 6.0%, and 4.6%.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the second half 2020 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P SmallCap 600 Pure Value Index: An index that seeks to measure stocks that exhibit strong value characteristics, and weights them by score. Constituents are drawn from the S&P SmallCap 600 Index, a market capitalization weighted index that seeks to measure the small-cap segment of the U.S. equity market.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Quasar Distributors, LLC is the distributor for the Aegis Value Fund. No other products mentioned in the commentary are distributed by Quasar.

About Your Fund’s Expenses
December 31, 2020

(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. Class I shares of the Fund charge no sales load. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 – December 31, 2020, for the Aegis Value Fund Class I.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 7/1/20	Ending Account Value (1) 12/31/20	Expenses Paid During Period	Ending Account Value 12/31/20	Expenses Paid During Period (2)
Aegis Value Fund Class I	$1,000.00	$1,315.80	$8.73(2)	$1,017.60	$7.61

(1)

The ending account value is based on the actual total return of the Fund for the period July 1, 2020 to December 31, 2020 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period between 7/1/2020 – 12/31/2020).

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund
(assumes investment made on December 31, 2010)

Aegis Value Fund

Portfolio Characteristics

December 31, 2020

(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks			93.9%
Consumer Discretionary		1.3%
Textiles, Apparel & Luxury Goods	1.3%
Energy		9.0%
Energy Equipment & Services	5.6%
Oil, Gas & Consumable Fuels	3.4%
Financials		7.1%
Banks	1.0%
Consumer Finance	2.2%
Diversified Financial Services	2.6%
Insurance	1.3%
Industrials		1.5%
Trading Companies & Distributors	1.5%
Materials		75.0%
Metals & Mining
Diversified Metals & Mining	17.6%
Gold, Silver & Precious Metals & Minerals	33.1%
Mining Services	3.9%
Steel	0.8%
Paper & Forest Products	19.6%
Warrant			0.1%
Materials		0.1%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.1%
Other Assets in Excess of Liabilities			6.0%
Total Net Assets			100.0%

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2020

	Country	Shares	Value
Common Stocks — 93.9%
Consumer Discretionary — 1.3%
Textiles, Apparel & Luxury Goods — 1.3%
Delta Apparel, Inc. (1)		77,770	$1,560,844
Energy — 9.0%
Energy Equipment & Services — 5.6%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	2,241,918
Deep Down, Inc. (1)(3)		766,584	328,098
Exterran Corp. (1)		386,282	1,707,366
Geospace Technologies Corp. (1)		265,324	2,271,173
Wolverine Energy & Infrastructure, Inc. (1)	CAD	970,507	377,407
			6,925,962
Oil, Gas & Consumable Fuels — 3.4%
Ardmore Shipping Corp. (2)		145,993	477,397
Hallador Energy Company		525,268	772,144
International Seaways, Inc. (2)		73,350	1,197,806
Penn Virginia Corp. (1)		53,914	547,227
Seplat Petroleum Development Company plc (4)	GBP	1,383,992	1,229,341
			4,223,915
Total Energy			11,149,877
Financials — 7.1%
Banks — 1.0%
Bank of Cyprus Holdings plc (1)(4)	EUR	1,315,577	1,194,694
Consumer Finance — 2.2%
EZCORP, Inc. - Class A (1)		565,226	2,707,433
Diversified Financial Services — 2.6%
Jefferies Financial Group, Inc.		128,854	3,169,808
Insurance — 1.3%
Conifer Holdings, Inc. (1)(3)		499,321	1,642,766
Total Financials			8,714,701
Industrials — 1.5%
Trading Companies & Distributors — 1.5%
Fly Leasing Ltd. - ADR (1)(2)		193,808	1,909,009
Total Industrials			1,909,009

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2020

	Country	Shares	Value
Materials — 75.0%
Metals & Mining — 55.4%
Diversified Metals & Mining — 17.6%
Amerigo Resources Ltd. (1)(3)	CAD	17,032,738	$10,704,840
Base Resources Ltd.	AUD	2,915,429	640,581
Kenmare Resources plc (4)	GBP	1,962,195	8,389,869
Solitario Zinc Corp. (1)		620,433	348,869
Trevali Mining Corp. (1)	CAD	11,081,320	1,697,586
			21,781,745
Gold, Silver & Precious Metals & Minerals — 33.1%*
Argonaut Gold, Inc. (1)	CAD	1,896,834	4,083,058
Dundee Precious Metals, Inc.	CAD	692,547	4,978,243
Equinox Gold Corp. (1)(7)	CAD	844,813	8,740,818
GoldQuest Mining Corp. (1)	CAD	2,849,300	637,953
Lion One Metals Ltd. (1)(7)	CAD	2,344,689	2,763,008
Minera Alamos, Inc. (1)(7)	CAD	18,954,538	10,125,765
Mundoro Capital, Inc. (1)(7)	CAD	1,851,852	290,966
Orezone Gold Corp. (1)	CAD	3,343,071	2,888,976
Roxgold, Inc. (1)	CAD	3,830,789	4,845,291
Superior Gold, Inc. (1)	CAD	3,215,639	1,465,214
			40,819,292
Mining Services — 3.9%
Geodrill Ltd. (1)(3)	CAD	3,956,698	4,849,123
Steel — 0.8%
Universal Stainless & Alloy Products, Inc. (1)		136,402	1,020,287
Total Metals & Mining			68,470,447
Paper & Forest Products — 19.6%
Canfor Pulp Products, Inc.	CAD	324,467	2,085,113
Conifex Timber, Inc. (1)	CAD	1,449,913	1,628,860
Interfor Corp. (1)	CAD	357,297	6,672,126
Mercer International, Inc.		489,447	5,016,831
Resolute Forest Products, Inc. (1)		1,351,048	8,835,854
			24,238,784
Total Materials			92,709,231
Total Common Stocks (Cost $95,087,572)			116,043,662

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2020

	Country	Shares	Value
Warrant — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
Gold, Silver & Precious Metals & Minerals — 0.1%*
Mundoro Capital, Inc., Exercise Price $0.20, 01/08/2022 (Acquired 12/17/2019, Cost $0) (1)(5)(6)(7)	CAD	925,926	$63,794
Total Warrant (Cost $0)			63,794

Total Investments — 94.0% (Cost $95,087,572)			116,107,456
Other Assets in Excess of Liabilities — 6.0%			7,442,157
Net Assets — 100.0%			$123,549,613

Percentages are stated as a percent of net assets.

(1)	Non-income producing security.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Note 7 for additional information.
(4)	Level 2 Security.
(5)

Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of December 31, 2020, the value of these securities was $63,794, which represents 0.1% of total net assets.

(6)	Illiquid Security. As of December 31, 2020, the value of these securities was $63,794, which represents 0.1% of total net assets.
(7)	All or a portion of this security may be deemed restricted under Rule 144A.

*

Per the Fund’s Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of December 31, 2020, the Gold, Silver & Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation.

ADR - American Depositary Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound Sterling

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $78,897,450)	$98,582,629
Investments in affiliated securities*, at value (cost $16,190,122)	17,524,827
Total investments in securities, at value (cost $95,087,572)	116,107,456
Cash	7,247,631
Receivable for investment securities sold	1,075,021
Receivable for Fund shares sold	209,716
Interest and dividends receivable	17,660
Prepaid assets	23,309
Total Assets	124,680,793
Liabilities
Payable for investment securities purchased	893,070
Payable to investment adviser	160,334
Payable for Fund shares redeemed	5,290
Accrued director and chief compliance officer fees	13,001
Other payables	59,485
Total Liabilities	1,131,180
Net Assets	$123,549,613
Net Assets consist of:
Paid-in capital	118,822,754
Total distributable earnings	4,726,859
Net Assets	$123,549,613

Net Assets - Class I	$123,549,613
Authorized (Par value $0.001 per share)	100,000,000
Outstanding shares	5,868,990
Net asset value, redemption, and offering price per share	$21.05

*	Please refer to Note 7 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Operations

For the Year Ended December 31, 2020

Investment Income
Dividends from unaffiliated companies #	$385,301
Dividends from affiliated companies (Note 7)	234,923
Interest income	20,318
Total Investment Income	640,542
Expenses
Investment advisory fees (Note 3)	1,194,166
Fund servicing fees	88,590
Transfer agent & custody fees	69,753
Director & chief compliance officer fees	51,444
Legal fees	38,969
Registration fees	37,129
Insurance fees	26,120
Audit fees	23,494
Printing and postage fees	11,946
Gross Expenses	1,541,611
Expenses recouped (Note 3)	28,715
Expenses waived (Note 3)	(77,618)
Net Expenses	1,492,708
Net Investment Loss	(852,166)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	(19,418,753)
Investments in affiliated companies (Note 7)	4,837,284
Investments in foreign currency transactions	61,350
Net realized loss on investments and foreign currency transactions	(14,520,119)
Change in unrealized appreciation on:
Investments in unaffiliated companies	29,533,505
Investments in affiliated companies (Note 7)	3,426,228
Net change in unrealized appreciation on investments	32,959,733
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	18,439,614
Net Increase in Net Assets Resulting from Operations	$17,587,448

#	Net of foreign taxes withholding of $23,400.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(852,166)	$(1,271,933)
Net realized gain (loss) on investments and foreign currency transactions	(14,520,119)	11,165,357
Net change in unrealized appreciation on investments	32,959,733	14,472,560
Net increase in net assets resulting from operations	17,587,448	24,365,984
Distributions
Net dividends and distributions to shareholders - Class I	(7,790,854)	(2,684,288)
Net decrease in assets resulting from distributions paid	(7,790,854)	(2,684,288)
Capital share transactions
Subscriptions - Class A	—	462,052
Subscriptions - Class I	9,993,633	5,758,944
Distributions reinvested - Class A	—	—
Distributions reinvested - Class I	5,970,772	2,078,927
Redemptions - Class A	—	(444,468)
Redemptions - Class I	(17,325,352)	(12,787,437)
Class A conversion into Class I - Class A	—	(776,829)
Class I conversion from Class A - Class I	—	776,829
Net decrease in net assets resulting from capital share transactions	(1,360,947)	(4,931,982)
Total Increase in Net Assets	8,435,647	16,749,714

Net Assets
Beginning of Year	115,113,966	98,364,252
End of Year	$123,549,613	$115,113,966

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Share information - Class A*
Subscriptions	—	27,243
Distributions reinvested	—	—
Redemptions	—	(25,773)
Conversion into Class I*	—	(43,593)
Net decrease in shares	—	(42,123)
Beginning shares	—	42,123
Ending shares	—	—

Share information - Class I
Subscriptions	554,996	335,303
Distributions reinvested	292,255	113,355
Redemptions	(1,056,212)	(742,083)
Conversion from Class A*	—	43,253
Net decrease in shares	(208,961)	(250,172)
Beginning shares	6,077,951	6,328,123
Ending shares	5,868,990	6,077,951

*	Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Financial Highlights

The table below sets forth financial data for the Aegis Value Fund throughout each year:

	Years Ended December 31,
	2020	2019	2018		2017		2016

Per Share Data
Net asset value, beginning of year	$18.94	$15.44	$19.67		$16.76		$9.96
Income from investment operations:
Net investment loss(1)	(0.15)	(0.20)	(0.11)		(0.22)		(0.15)
Net realized and unrealized gain (loss) on investments	3.65	4.15	(3.17)		3.13		7.19
Total from investment operations	3.50	3.95	(3.28)		2.91		7.04
Less distributions to shareholders from:
Net investment income	(0.44)	(0.05)	—		—		(0.24)
Net realized capital gains	(0.95)	(0.40)	(0.95)		—		—
Total distributions	(1.39)	(0.45)	(0.95)		—		(0.24)
Net asset value, end of year	$21.05	$18.94	$15.44		$19.67		$16.76
Total investment return	18.72%	25.66%	(17.02	)%(2)	17.36	%(2)	70.81	%(2)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement	1.50%	1.50%	1.50%		1.50%		1.50%
Expenses before reimbursement	1.55%	1.63%	1.52%		1.53%		1.50%
Net investment loss	(0.86)%	(1.18)%	(0.57	)%(3)	(1.31)%		(1.10)%
Portfolio turnover	41%	30%	62%		15%		37%
Net assets at end of year (000’s)	$123,550	$115,114	$97,720		$130,086		$138,840

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)

Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(3)	Resolute Forest Products, Inc. paid a special dividend on December 6, 2018 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% .

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2020

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. Prior to December 13, 2019, the shares of the Aegis Funds were issued in multiple series, with each series, in effect, representing a separate fund. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class I shares. The Fund’s Class A shares commenced operations February 26, 2014 and were converted into Class I shares at the close of business on December 13, 2019. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies – (continued)

ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies – (continued)

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,560,844	$—	$—	$1,560,844
Energy	9,920,536	1,229,341	—	11,149,877
Financials	7,520,007	1,194,694	—	8,714,701
Industrials	1,909,009	—	—	1,909,009
Materials	84,319,362	8,389,869	—	92,709,231
Warrants
Materials	—	—	63,794	63,794
Total	$105,229,758	$10,813,904	$63,794	$116,107,456

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies – (continued)

disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of December 31, 2020:

Investments	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Mundoro Capital, Inc. Warrant, Exercise Price $0.20, 01/08/2022	$63,794	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0689

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning Balance as of December 31, 2019	$705,384
Sales	(213,363)
Realized gain included in earnings	213,363
Change in unrealized depreciation	(641,590)
Ending Balance as of December 31, 2020	$63,794
Change in unrealized appreciation still held as of December 31, 2020.	$30,138

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies – (continued)

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies – (continued)

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Covid-19. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Notes to Financial Statements

December 31, 2020

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2020 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the year ended December 31, 2020, the Fund incurred $1,194,166 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2021, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the year ended December 31, 2020, the Advisor waived fees in the amount of $77,618 and recovered fees of $28,715.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of December 31, 2020, there was $254,677 waiver of fees available to be recovered no later than December 31, 2023, of which, $34,060, $142,999, and $77,618 are recoverable no later than December 31, 2021, 2022 and 2023, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $40,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such

Notes to Financial Statements

December 31, 2020

4. Distribution and Service Plan – (continued)

parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares did not incur any expenses pursuant to the 12b-1 Plan for the year ended December 31, 2019. On November 14, 2019, The Board approved the termination of the 12b-1 Plan. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended December 31, 2020.

	Purchases	Sales
Aegis Value Fund	$37,001,709	$44,675,956

6. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$96,525,355
Unrealized appreciation of Investments	42,512,389
Unrealized depreciation of Investments	(22,930,288)
Net unrealized appreciation	19,582,101
Unrealized appreciation of foreign currency	—
Undistributed ordinary income	—
Undistributed long term gain	—
Distributable earnings	—
Other accumulated loss	(14,855,242)
Total accumulated gain	$4,726,859

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to PFIC mark to market adjustments and wash sales.

Notes to Financial Statements

December 31, 2020

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

As of December 31, 2020, the Fund has capital loss carryforwards in the amount of $14,855,242, of which short-term capital loss carryforwards amounts to $3,489,857 and long-term capital loss carryforwards amounts to $11,365,385. The Fund did not utilize any short-term capital loss carryovers or long-term capital loss carryovers during the year ended December 31, 2020.

As of December 31, 2020, the Fund did not defer on a tax basis, any qualified late year losses.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2020. The reclassifications were primarily a result of net operating losses and prior year tax return true-up amounts.

Distributable earnings	$ 551,746
Paid-in Capital	$ (551,746)

The tax components of dividends paid during the year ended December 31, 2020 and the year ended December 31, 2019 were as follows:

Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$ 2,597,700	$ 5,193,154	$ 7,790,854	$ 282,727	$ 2,401,561	$ 2,684,288

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2017 through December 31, 2020. As of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal

Notes to Financial Statements

December 31, 2020

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of December 31, 2020 amounted to $17,524,827, representing 14.2% of net assets. A summary of affiliated transactions for the year ended December 31, 2020 is as follows:

	Share Balance December 31, 2019	Additions	Deductions	Share Balance December 31, 2020
Amerigo Resources Ltd.	12,925,845	4,106,893	—	17,032,738
Conifer Holdings, Inc.	743,041	—	(243,720)	499,321
Deep Down, Inc.	766,584	—	—	766,584
Geodrill Ltd.	3,956,698	—	—	3,956,698
Alaska Communications Systems Group, Inc. (1)	2,833,165	—	(2,833,165)	—
Strad, Inc. (2)	4,951,551	—	(4,951,551)	—

	Value December 31, 2019	Acquisitions	Dispositions	Corporate Actions
Amerigo Resources Ltd.	$5,872,896	$1,040,073	$—	$—
Conifer Holdings, Inc.	2,972,164	—	(1,084,458)	—
Deep Down, Inc.	513,611	—	—	—
Geodrill Ltd.	4,448,638	—	—	—
Alaska Communications Systems Group, Inc. (1)	5,014,702	—	(7,984,658)	—
Strad, Inc. (2)	6,863,649	—	(868,432)	(7,526,870)
Total	$25,685,660	$1,040,073	$(9,937,548)	$(7,526,870)

Notes to Financial Statements

December 31, 2020

7. Investments in Affiliated Companies – (continued)

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Dividend Income
Amerigo Resources Ltd.	$—	$3,791,871	$10,704,840	$—
Conifer Holdings, Inc.	(461,829)	216,889	1,642,766	—
Deep Down, Inc.	—	(185,513)	328,098	—
Geodrill Ltd.	—	400,485	4,849,123	—
Alaska Communications Systems Group, Inc. (1)	2,730,152	239,804	—	234,923
Strad, Inc. (2)	2,568,961	(1,037,308)	—	—
Total	$4,837,284	$3,426,228	$17,524,827	$234,923

*

As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

(1)	This security was no longer held as of December 31, 2020.
(2)	This security was no longer held as of December 31, 2020. On April 24, 2020, all shares of Strad, Inc. were sold as the result of a cash tender offer.

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Aegis Funds
and the Shareholders of Aegis Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, a series of shares of beneficial interest in The Aegis Funds (the “Fund”), including the schedule of portfolio investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of The Aegis Funds since 2004.

Philadelphia, Pennsylvania
February 24, 2021

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012;	1
Andrew R. Bacas** Born: 1958 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since August 2016	President, Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1
Jordan F. Nasir Born: 1969 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since February 2018	Fund Manager of Mizuho Gulf Capital Partners (a private equity firm) since September 2017; Managing Partner of Catalyst Partners Ltd (a private equity firm) (2015-2017).	1

Board Member, Mizuho Gulf Capital Partners, Ltd., (2017 – present); Board Member, Gulf Japan Food Fund (2017 – present); Board Member, Alamar Foods, Ltd. (2011-2016); Board Member, Nabil Foods, Ltd. (2013-2016).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee***
Scott L. Barbee Born: 1971 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009.	1	Director of Donald Smith & Co. (SEC-registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.
David A. Giannini Born: 1953 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2006	Vice President of Scarsdale Equities, LLC (institutional equity sales and research team) since 2006.	1	Director of Petrowolf Resources (2013 – Present). Director of Select Sands Corporation (industrial silica product company) (2016 – 2018).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officer of the Fund who is not also a Trustee
Justin P. Harrison Born: 1973 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer, Treasurer, and Secretary	Since November 2018

Chief Operating Officer and Chief Compliance Officer of Aegis Financial Corporation since 2018; Interim Chief Financial Officer of SquirrelWerkz (a cyber-economic threat intelligence products and services company) (2018); Senior Analyst, Sheffield Asset Management, LLC (an investment management firm) (2017 – 2018); Partner & Senior Analyst, Ramsey Asset Management, LLC (an employee-owned hedge fund sponsor) (2007 – 2016).

				N/A	N/A

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**	Mr. Bacas’ son was a summer intern with the Advisor from May 17, 2016 to August 12, 2016.
***

Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor. Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s business relationship with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, by calling the Fund’s toll-free phone number, (800) 528-3780.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F within 60 days after the end of the period. Copies of the Fund’s Form N-PORT Part F are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-PORT Part F at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	26.48%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2020 was as follows:

Aegis Value Fund	18.96%

Other Information

(Unaudited)

Foreign Shareholders

The percentage of income that is designated as qualified interest income which may be exempt from U.S tax withholding when paid to non-U.S. Shareholders was as follows:

Aegis Value Fund	1.65%

Operation and Effectiveness of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted and implemented a liquidity risk management program (the “Program”) designed to assess and manage the risk that the Fund could not meet requests to redeem Fund shares without significant dilution of remaining investors’ interests in the Fund. In assessing, managing and reviewing liquidity risk under the Program, the Fund considers a variety of factors, including its investment strategy, portfolio investments, portfolio concentration, cash flow projections, redemption policy and redemption history.

The Program requires the Fund to, among other things, (1) periodically classify (no less frequently than monthly) its investments into specific liquidity categories; (2) determine and monitor compliance with a minimum level of Fund net assets invested in “highly liquid investments” (as defined under Rule 22e-4); (3) monitor compliance with a 15% limit for the acquisition of “illiquid investments” (as defined under Rule 22e-4); and (4) periodically assess (no less frequently than annually) the Fund’s liquidity risk based on certain factors.

During the 10-month period ended September 30, 2020 (the “Review Period”), there were no liquidity events that materially affected the Fund’s performance or ability to timely meet redemptions without dilution to remaining investors’ interests in the Fund.

The Chief Compliance Officer of the Fund, which the Board has designated to administer the Program, prepared a written report that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation during the Review Period (the “Report”). The Board reviewed and accepted the Report, which determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and that during the Review Period the Program operated adequately and effectively in managing the Fund’s liquidity risk.

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

The Aegis Funds

c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virginia 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated herein by reference to its Form N-CSR filed on March 4, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,500	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed March 4, 2016.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	March 4, 2021

By (Signature and Title)	/s/ Justin P. Harrison
Justin P. Harrison, Treasurer

Date	March 4, 2021